                                                                  EXHIBIT (b)(3)


                                                                [CONFORMED COPY]

                     AMENDMENT NO. 1 TO CREDIT AGREEMENTS

     AMENDMENT dated as of June 30, 1998 to the 364-Day Credit Agreement dated as of May 8, 1998 and the Five-Year Credit Agreement dated as of May 8, 1998 (individually a "Credit Agreement" and together, the "Credit Agreements") among U S WEST CAPITAL FUNDING, INC. (the "Borrower"), U S WEST, INC. (formerly named USW-C, Inc.), the BANKS listed on the signature pages thereto (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Agent").

                             W I T N E S S E T H :

     WHEREAS, the parties hereto desire to amend the Credit Agreements to modify a condition to borrowing;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in a Credit Agreement has the meaning assigned to such term in such Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in a Credit Agreement shall, after this Amendment becomes effective, refer to such Credit Agreement as amended hereby.

     Section 2. Amendment of Section 5.06(a). Section 5.06(a) of each of the Credit Agreements is amended and restated in its entirety to read as follows:

     (a) Prior to the Separation, total Debt of all Consolidated Subsidiaries (excluding Debt of (i) the Borrower and (ii) a Consolidated Subsidiary to the Company or to a Wholly-Owned Consolidated Subsidiary) ("Subsidiary Debt") will at no time exceed 250% of Consolidated Net Worth.

     Section 3. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of each Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

     Section 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     Section 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Section 6. Effectiveness. This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the Agent shall have received from each of the Borrower and the Required Banks (as defined in each Credit Agreement) a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                         U S WEST CAPITAL FUNDING, INC.


                         By /s/ Thomas. O McGimpsey
                           ------------------------
                            Title: Assistant Secretary



                         U S WEST, INC.
                         (FORMERLY NAMED USW-C, INC.)


                         By /s/ Thomas O. McGimpsey
                           ------------------------
                            Title: Assistant Secretary

                         MORGAN GUARANTY TRUST
                         COMPANY OF NEW YORK


                         By /s/ John M. Mikolay
                           --------------------
                           Title: Vice President



                         BANK OF AMERICA NATIONAL
                         TRUST AND SAVINGS ASSOCIATION


                         By /s/ Doug Meckelnburg
                           ---------------------
                           Title: Vice President



                         THE CHASE MANHATTAN BANK


                         By /s/ Ann B. Kerns
                           -----------------
                           Title: Vice President



                         MELLON BANK, N.A.


                         By /s/ David McGowan
                           ------------------
                           Title: Vice President

                         ABN AMRO BANK N.V.


                         By /s/ Thomas M. Toerpe
                           ---------------------
                           Title: Vice President


                         By /s/ Roxana Sopala
                           ------------------
                           Title: Vice President


                         THE BANK OF NEW YORK


                         By /s/ James W. Whitaker
                           ----------------------
                           Title: Vice President


                         BANK ONE, COLORADO, N.A.


                         By /s/ David L. Ericson
                           ---------------------
                           Title: Vice President


                         CITIBANK, N.A.


                         By /s/ P. M. Chonkar
                           ------------------
                           Title: Attorney-In-Fact


                         KEYBANK NATIONAL ASSOCIATION

                         By /s/ Mary Young
                           ---------------
                           Title: Commercial Banking Officer

                         NATIONSBANK, N.A.


                         By /s/ Anthony M. Cacheria
                           ------------------------
                           Title: Senior Vice President



                         COMMERZBANK AG LOS ANGELES
                         BRANCH


                         By /s/ Christian Jagenberg
                           ------------------------
                           Title: Senior Vice President and Manager


                         By /s/ John Korthuis
                           ------------------
                           Title: Vice President



                         FLEET NATIONAL BANK


                         By /s/ Sue Anderson
                           -----------------
                           Title: Vice President



                         CANADIAN IMPERIAL BANK OF
                         COMMERCE


                         By /s/ Gerald Girardi
                           -------------------
                           Title: Executive Director
                                   CIBC Oppenheimer Corp.,
                                   As Agent

                         BANKERS TRUST COMPANY


                         By /s/ Gina S. Thompson
                           ---------------------
                           Title: Vice President



                         THE FIRST NATIONAL BANK OF CHICAGO


                         By /s/ Michael J. Harrington
                           --------------------------
                           Title: Corporate Banking Officer



                         KBC BANK N.V.


                         By /s/ Robert Snauffer
                           --------------------
                           Title: First Vice President


                         By /s/ Marcel Claes
                           -----------------
                           Title: Deputy General Manager



                         THE ROYAL BANK OF SCOTLAND PLC


                         By /s/ R.A. Green
                           ---------------
                           Title: Senior Relationship Manager

                         WELLS FARGO BANK, N.A.


                         By /s/ Catherine M. Wallace
                           -------------------------
                           Title: Vice President

                         By /s/ Donald A. Hartmann
                           -----------------------
                           Title: Senior Vice President



                         BANK OF HAWAII


                         By /s/ Eric N. Pelletier
                           ----------------------
                         Title: Vice President



                         BARCLAYS BANK PLC


                         By /s/ Les Bek
                           ------------
                           Title: Director



                         BAYERISCHE LANDESBANK
                         GIROZENTRALE CAYMAN ISLANDS
                         BRANCH


                         By /s/ Alexander Kohnert
                           ----------------------
                           Title: Vice President


                         By /s/ James H. Boyle
                           -------------------
                           Title: Second Vice President

                         BAYERISCHE HYPO-UND
                         VEREINSBANK AG


                         By /s/ P.M. Tresnan
                           -----------------
                           Title: Vice President

                         By /s/ Steve Atwell
                           -----------------
                           Title: Vice President


                         LEHMAN COMMERCIAL PAPER INC.


                         By /s/ Michele Swanson
                           --------------------
                           Title: Authorized Signatory


                         MERRILL LYNCH CAPITAL
                         CORPORATION


                         By /s/ Robert Stevens
                           -------------------
                           Title: Vice President


                         NORWEST BANK COLORADO,
                         NATIONAL
                         ASSOCIATION


                         By /s/ Carol A. Ward
                           ------------------
                           Title: Vice President


                         THE TOKAI BANK, LIMITED


                         By /s/ Masahiko Saito
                           -------------------
                           Title: Senior Vice President and
                                    Assistant General Manager

                         U.S. BANK NATIONAL ASSOCIATION


                         By /s/ Scott E. Page
                           ------------------
                           Title: Vice President


                         BANQUE NATIONALE DE PARIS


                         By /s/ Mitchell M. Ozawa
                           ----------------------
                         Title: Vice President



                         By /s/ Marc T. Schaefer
                           ---------------------
                         Title: Assistant Vice President



                         ROYAL BANK OF CANADA


                         By /s/ John P. Page
                           -----------------
                           Title: Senior Manager


                         ISTITUTO BANCARIO SAN PAOLO DI
                         TORINO S.P.A.


                         By
                           -------------------------------
                           Name:
                           Title:



                         By
                           -------------------------------
                           Name:
                           Title:

                         THE PROVIDENT BANK.


                         By /s/ Tom B. Scherpenberg
                           ------------------------
                           Title: Vice President